PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                    Exhibit 21.1

                                  Subsidiaries
                                  ------------


Name and Address                                            Jurisdiction of
----------------                                            Organization
                                                            ---------------

308 Aviation, Inc.                                          Florida
8669 Commodity Circle
Orlando, FL 32819

308-III Aviation, Inc.                                      Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (Region V), Inc.                              Texas
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe International, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (LP), Inc.                                    Nevada
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (New York), Inc.                              Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (Region VII), Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819

Coast Licensing, Inc.                                       Nevada
8669 Commodity Circle
Orlando, FL 32819

Cool Planet, Inc.                                           Florida
8669 Commodity Circle
Orlando, FL 32819

Cool Planet I, Inc.                                         Florida
8669 Commodity Circle
Orlando, FL 32819

Cool Planet II, Inc.                                        Florida
8669 Commodity Circle
Orlando, FL 32819

EBCO Management, Inc.                                       Florida
8669 Commodity Circle
Orlando, FL 32819

Name and Address                                            Jurisdiction of
----------------                                            Organization
                                                            ---------------

Karmalanne, Inc.                                            Nevada
8669 Commodity Circle
Orlando, FL 32819

Meant 2 Be, Inc.                                            Nevada
8669 Commodity Circle
Orlando, FL 32819

Movie Restaurant GmbH                                       Germany
& Co., K.G.
8669 Commodity Circle
Orlando, FL 32819

Movie Restaurant Verwaltungs, GmbH                          Germany
8669 Commodity Circle
Orlando, FL 32819

Official All Star Cafe (U.K.), Ltd.                         United Kingdom
8669 Commodity Circle
Orlando, FL 32819

Official All Star Cafe, Inc.                                Nevada
8669 Commodity Circle
Orlando, FL 32819

PH Amsterdam B.V.                                           Netherlands
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Aspen), Inc.                              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Chefs), Inc.                              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Atlantic City), Inc.                      Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Czech, A.S.                                Czech
8669 Commodity Circle                                       Republic
Orlando, FL 32819

Planet Hollywood (Europe), Limited                          United Kingdom
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Chicago), Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Costa Mesa), Inc.                         Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Mail Order), Inc.                         Florida

Name and Address                                            Jurisdiction of
----------------                                            Organization
                                                            ---------------
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Gaming), Inc.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Honolulu), Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (London), Inc.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (LP), Inc.                                 Nevada
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (New York City), Inc.                      Florida
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (Orlando), Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Orlando                                   Florida
Distribution), Inc.
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Paris), Inc.                              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Phoenix), Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Puerto Rico), Inc.                        Puerto Rico
8660 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region I), Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region II), Inc.                          Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region III), Inc.                         Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region IV), Inc.                          Minnesota
8669 Commodity Circle

Name and Address                                            Jurisdiction of
----------------                                            Organization
                                                            ---------------

Orlando, FL 32819

Planet Hollywood (Region V), Inc.                           Texas
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region VI), Inc.                          Nevada
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region VII), Inc.                         Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Restaurant OY                              Finland
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Restaurant Betriebsgesellschaft            Austria
Gmbh
8669 Commodity Circle
Orlando, FL 32819

Planet Hospitality Holdings, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Tel Aviv), Inc.                           Florida
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (Theatres), Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Transportation, Inc.                       Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Warehouse), Inc.                          Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood New York, Ltd.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Texas), Ltd.                              Texas
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Israel), L.C.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (France), L.C.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Name and Address                                            Jurisdiction of
----------------                                            Organization
                                                            ---------------

Planet Hollywood (Trocadero), L.C.                          Florida
8669 Commodity Circle
Orlando, FL 32819

Rivermist Limited                                           Ireland
8669 Commodity Circle
Orlando, FL 32819

RM 46 Restaurant Vermogensverwaltungs GmbH                  Germany
8669 Commodity Circle
Orlando, FL 32819

Rocky Pit, Inc.                                             Nevada
8669 Commodity Circle
Orlando, FL 32819

Silver Bracelets, Inc.                                      Nevada
8669 Commodity Circle
Orlando, FL 32819

Sound Republic, Inc.                                        Florida
8669 Commodity Circle
Orlando, FL 32819

Sound Republic I, Inc.                                      Florida
8669 Commodity Circle
Orlando, FL 32819

Ten Alps Inc.                                               Nevada
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Memorabilia, Inc.                          Florida
8669 Commodity Circle
Orlando, FL  32819

Planet Movies Company, L.P.                                 Delaware
8669 Commodity Circle
Orlando, FL  32819

PMBA Unit (PH), L.P.                                        Delaware
8669 Commodity Circle
Orlando, FL  32819

PMC Management, Inc.                                        Georgia
8669 Commodity Circle
Orlando, FL  32819